7. PROPERTY AND EQUIPMENT (Details) - USD ($)	Jun. 30, 2015	Dec. 31, 2014	Dec. 31, 2013
Property And Equipment Details
Machines and equipment	$ 63,172	$ 63,172	$ 63,172
Furniture and fixtures	49,787	49,787	49,787
Computer equipment	52,304	52,304	52,304
Leasehold improvements	56,965	56,965	53,040
Total property and equipment	222,228	222,228	218,303
Less accumulated depreciation and amortization	(206,291)	(198,186)	(164,545)
Net property and equipment	$ 15,937	$ 24,042	$ 53,758